Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
12.	Subsequent Events

On February 7, 2019, the Company completed an IPO through issuing and selling 9,739,541 shares of common stock at a public offering price of $19.00 per share, including 489,541 shares sold pursuant to the underwriters’ partial exercise of their option to purchase additional shares. The aggregate net proceeds received by the Company from the offering, net of underwriting discounts and commissions and estimated offering expenses, were $168.2 million. Upon the closing of our IPO, all of the outstanding shares of convertible preferred stock automatically converted into shares of common stock. Subsequent to the closing of our IPO, there were no shares of convertible preferred stock outstanding.

The Company’s board of directors adopted, and the Company’s stockholders approved, the 2019 Equity Incentive Plan (the “2019 Plan”), effective February 6, 2019. The 2019 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units, and performance shares to the Company’s employees, directors, and consultants. The Company has reserved for issuance 7,688,156 shares of common stock pursuant to the 2019 Plan.

The Company’s board of directors adopted, and the Company’s stockholders approved, the 2019 Employee Stock Option Plan (“2019 ESPP”), effective on February 6, 2019. The 2019 ESPP will enable eligible employees of the Company to purchase shares of common stock at a discount. The Company has reserved for issuance 1,478,492 shares of common stock pursuant to the 2019 ESPP.